                         SECOND AMENDMENT TO SUBLEASE

     THIS SECOND AMENDMENT TO SUBLEASE is made and entered into as of this 4th day of August, 1998, by and between SCIENTIFIC-ATLANTIC, INC., a Georgia Corporation ("Sublessor") and CADE COMPOSITES, INC., a California corporation ("Sublessee").

                                  WITNESSETH:

WHEREAS, Sublessor and Sublessee have entered into a Sublease dated March 29, 1991 ("Sublease"), with respect to that portion of Lot 26 of the city of San Diego Industrial Park Unit NO. 7, Map 6658, identified as Parcel No. 2; and

WHEREAS, Sublease was amended pursuant to the FIRST AMENDMENT TO SUBLEASE dated April 24, 1991; and

WHEREAS, Sublessor and Sublessee desire to amend Sublease as provided herein.

NOW, THEREFORE, for and in consideration of ten dollars ($10.00) paid by Sublessor and Sublessee to one another, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Sublessor and Sublessee, Sublessor and Sublessee hereby amend said Sublease as follows:

1. Article III. TERM: "January 31, 1999" is hereby deleted and replaced with "November 12, 2003."

2. ARTICLE IV. RENT: Fixed Rental commencing February 1, 1999 shall be as follows:

     From June 1, 1998 through January 31, 1999         $30,944 per month.
     From February 1, 1999 through January 31, 2000: $29,175 per month. From February 1, 2000 through January 31, 2001: $30,342 per month. From February 1, 2001 through January 31, 2002: $31,556 per month. From February 1, 2002 through January 31, 2003: $32,818 per month. From February 1, 2003 through November 12, 2003: $34,131 per month.

3.   ARTICLE VI. OPTION TO EXTEND: Is hereby deleted in its entirety.

4. ARTICLE IX. TENANT IMPROVEMENTS AND ALLOWANCE: Sub-article (d) remains in full force and effect. All other sub-articles are hereby deleted in their entirety.
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5.   ARTICLE XXVIII. NOTICES AND WAIVERS: "Charles R. Smith" is hereby deleted, and replaced with "Kevin L. Best."

6. This amendment shall be binding upon and insure to the benefit of the parties hereto, their respective guarantors, successors and assigns.

7. Sublease is hereby modified and shall remain in full force and effect as amended by this Amendment.

     IN WITNESS WHEREOF, Sublessor and Sublessee have executed and delivered this Amendment under seal on the day and year first written above.


SUBLESSOR:                                    SUBLESSEE:
---------                                     ---------

SCIENTIFIC-ATLANTA, INC., a                   CADE COMPOSITES, INC., a
Georgia corporation                           California corporation


By:/s/                                        By:/s/ Robert A. Spring
   --------------------------------              -------------------------------
Title: Senior Vice President and                 Title: President
       Chief Financial Officer